UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          JUNE 10, 2010 (JUNE 4, 2010)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As expected by Competitive Technologies, Inc. ("CTT") and as required by the rules of the NYSE Amex, LLC (the "Exchange"), on June 4, 2010 the Exchange notified CTT that the Exchange intended to file a delisting application with the Securities and Exchange Commission ("SEC") to strike the listing of CTT's securities from the Exchange pursuant to Section 1009(d) of the NYSE Amex Company Guide. As anticipated, however, CTT has filed an appeal of the delisting determination and is seeking an oral hearing before a Listing Qualifications Panel of the Exchange (the "Panel"). CTT's request for an oral hearing has stayed the scheduled delisting of the Company's securities pending the Panel's determination.

As referenced by CTT in a press release dated June 2, 2010 (and as filed on Form 8-K), and advised to the Exchange, CTT has a signed stock purchase agreement to raise over $5 million and has filed a registration statement with the SEC to sell 2 million shares of equity to Crisnic Fund, S.A. based on a 15% discount from the volume weighted average price on the date the SEC declares the registration effective. The Exchange approved the new shares for listing on June 9, 2010. In its notification letter, the Exchange advised the Company that the delisting determination was based upon the Company's noncompliance with Sections 1003(a)(i) and (ii) of the Company Guide relating to the low stockholders' equity in light of prior losses from continued operations. Specifically, CTT is not in compliance with stockholders' equity of not less than $4,000,000 given CTT's net losses in three of its four most recent fiscal years. Staff from the Exchange noted in their letter that under their rules they were not permitted to extend the compliance period further. Closing on the funds in the pending Crisnic Fund, S.A. transaction is expected to resolve this stockholders' equity deficiency.

The Panel will determine the time and place of the oral appeal hearing. There can be no assurance that the Panel will grant the Company's request for continued listing. If the Panel does not grant the relief sought by the Company, its securities will be delisted from the Exchange in which event the Company would expect them be quoted on the OTC or on another exchange upon application by the Company and approval by any such exchange.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1  Press Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: June 10, 2010          By:  \s\ John B. Nano
                                   ----------------
                              John B. Nano
                              Chairman and Chief Executive Officer